UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-4324
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2021

Item 1. Report to Stockholders.

(a)

TCM SMALL CAP GROWTH FUND

ANNUAL REPORT

TCM Small Cap Growth Fund

September 30, 2021

TCM SMALL CAP GROWTH FUND

Table of Contents

Performance Discussion	2

Performance	7

Fund Information	8

Schedule of Investments	9

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	24

Fund Expense Example	25

Approval of Investment Advisory Agreement	27

Statement Regarding Liquidity Risk Management Program	30

Trustees and Executive Officers	31

Additional Information	37

Privacy Notice	39

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

November 2, 2021

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Fund”).  This is the annual report to shareholders of the Fund, covering the fiscal year ended September 30, 2021.  The report includes a discussion of the factors that impacted the performance of the Fund for the period, as well as information on Fund expenses and holdings.  The report also contains the audited financial statements of the Fund and a Report of Independent Registered Public Accounting Firm.

Fiscal Year Performance Overview.  Quarterly returns and the total return for the one year ended September 30, 2021 for the Fund, the Russell 2000® Growth Index, the Fund’s benchmark, and the Lipper Small Cap Growth category average were:

			Lipper Small
	TCM Small Cap	Russell 2000®	Cap Growth
	Growth Fund	Growth Index	Average
4th Quarter 2020	25.21%	29.61%	26.48%
1st Quarter 2021	8.09%	4.88%	6.06%
2nd Quarter 2021	5.19%	3.92%	4.97%
3rd Quarter 2021	0.00%	-5.65%	-2.11%
1 Year	42.36%	33.27%	37.87%

Longer term performance for the Fund is set forth in the chart and table that follows this letter.

Performance Attribution – Year in Review.  Below is a summary of performance attribution for each of the past four quarters.

Fourth Quarter 2020.  The fourth quarter was a study in contrasts as the Russell 2000® Growth Index posted its best quarter in history in the midst of surges in infection and death rates from the pandemic.  Hope springs eternal and the prospects for a widespread delivery of effective vaccines provided investor optimism that life would return to normal by mid-2021.  In addition, investors were buoyed by a Fed determined to remain accommodative and the reduced uncertainty surrounding the election, although the latter was tested by the January 6 event at the U.S. Capitol.  With sustained low interest rates, money continued to pour into equites as if it were the only deal in town, resulting in a very strong lower quality rally in which the smallest of the small caps and stocks with low (“ROE”) Return on equity or no earnings drove returns.  Our investment process emphasizes strong balance sheet companies that have earnings, good “cash flow” and sustainable valuations.  That focus is designed to deliver “alpha” over the longer term but often underperforms this type of short-term market spike.  Accordingly, attribution shows that the portfolio did not keep up with the high returns in the healthcare (primarily

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

biotech, up 40%) and technology sectors.  Regarding technology, we did very well in the semiconductor related industries but lagged many of the stocks that had lower quality characteristics.

First Quarter 2021.  Riding the backs of vaccine optimism and favorable fiscal and monetary policy trends, the equity markets continued their march to new highs in the first quarter of 2021.  The year started out with a continuation of the fourth quarter’s focus on momentum and lower quality factors but that quickly reversed with the sobering effect of rising interest rates and a steepening yield curve.  During the first quarter earnings season, valuations and quality factors, such as ROE, earnings and cash flows, started to matter, and we saw some unwinding of low ROE and non-earner stocks.  Small cap stocks again bested large cap stocks and value led the charge outperforming growth by a margin last seen over 20 years ago.  In this environment, and in a reversal of the prior quarter, growth at a reasonable price significantly bettered growth at any price.  The Fund outperformed the benchmark by 3.21% based on strong stock selection in healthcare, industrials, financials, and technology.  The effect of our sector weights was also positive due to an underweight to healthcare, primarily biotech.

Second Quarter 2021.  For much of the second quarter, the equity markets wrestled with whether the economy will see strong and sustained growth, gentle inflation and slowly rising interest rates or stronger than expected inflation, forcing the Fed to reduce quantitative easing and raise rates sooner and faster. As the quarter progressed and the economic recovery continued in earnest, global supply chain bottlenecks caused price increases and labor shortages leading to inflation concerns on the minds of many. While cyclical stocks were very strong in April and May, a sharp reversal in June was driven by stocks with negative earnings and higher valuations outperforming, much like the end of 2020. Many of these “long duration” stocks rallied as 10-year Treasury rates fell during the month. In addition, cyclical stocks also pulled back on concerns that growth for many companies may be peaking and worries about the impact of dangerous new COVID variants on economic growth. While June proved to be very difficult for active managers, including us, the Fund outperformed the Russell 2000® Growth Index for the second quarter based on strong stock selection in both healthcare and consumer discretionary. The effect of the portfolio’s sector weights was negative due to an overweight to industrials and underweight to consumer staples.

Third Quarter 2021.  For much of the third quarter, the equity markets churned sideways as the delta variant stalled the post-pandemic economic resurgence and inflation pressures driven by severe supply chain bottlenecks and strong demand weighed on investors.  In addition, partisan politics over raising the debt ceiling, passing the Senate-approved infrastructure bill and other budget reconciliation bills all

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

raised uncertainties about future taxes and government expenditure levels.  These crosscurrents continued to contribute to market volatility during the period, increasing the importance of individual company fundamentals to the performance of stocks.  The significant outperformance of the Fund for the quarter was driven by strong stock selection in various sectors, including information technology, industrials, healthcare and consumer discretionary.  Quality was an important differentiator in the performance of small cap stocks in the third quarter.  Stocks with lower market capitalizations, low returns on equity and non-earners performed poorly on a relative basis.  Given our investment process focus on good balance sheets, earnings quality, operating cash flow and liquidity, the portfolio did well relative to the benchmark.  Due to the volatility between growth and value performance during the quarter, it was also helpful to maintain a balanced portfolio in terms of those characteristics.

Top and Bottom Contributing Stocks.  The top and bottom five contributing stocks to absolute performance for the 2021 fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Returns (%)
Western Alliance Bancorp
(banking products and related services)	2.10	2.23
TFI International, Inc.
(freight transportation and logistics services)	1.99	2.09
Onto Innovation, Inc.
(semiconductor manufacturing tools)	1.79	1.86
Progyny, Inc.
(fertility benefits solutions for employers)	1.71	1.54
Chart Industries, Inc. (gas storage systems)	1.37	1.53

	Average	Contribution
Bottom Five	Weight (%)	to Returns (%)
Root (app-based automobile insurance)	0.22	-0.55
Emergent BioSolutions, Inc.
(develops vaccines and therapeutics)	0.54	-0.48
Ontrak (behavioral health evaluation services)	0.04	-0.46
The Pennant Group, Inc.
(home health hospice and senior living operator)	0.27	-0.37
Kirby Corp. (marine barge transportation services)	0.47	-0.32

As we head into the end of 2021 and beyond, the crosscurrents that impacted the third quarter, on both sides of the demand/supply equation, continue to weigh on company management teams and investors.  Global supply-chain problems continue to escalate as economies worldwide remain out of sync in terms of pandemic restrictions and recovery.  Western nations, having largely emerged from

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

severe lockdowns, are eager for raw materials and finished goods from longtime suppliers in Asia and elsewhere, many of whom remain in the throes of lockdown.  These bottlenecks are impacting all levels of the manufacturing and delivery process – production, access to equipment, shipping costs, labor shortages – causing a chain reaction of supply constraints and rising costs.  With demand still strong, the forces of economics prevail and we are seeing these increased costs successfully passed through to buyers.  What was once described as “transitory inflation” is increasingly being viewed as “persistent inflation” as prices increase in energy, food, housing and labor.  Another important factor for inflation is consumer expectations of future inflation, where sentiment has been rising.  All eyes are on the Federal Reserve and possible changes in monetary policy in response to higher inflation, including the timing on winding down the Fed’s bond-buying stimulus program and the raising of the Fed Funds interest rate.

There is seemingly no end in sight to the partisan fighting in Washington as they struggle to pass infrastructure and budget reconciliation bills or raise a debt ceiling that represents the total amount of money the government is authorized to borrow to cover “existing legal obligations”, i.e., money already spent.  The recent can-kicking extension to December only serves to continue uncertainty over these issues.  These uncertainties and the inevitable shift toward tighter monetary policy will likely weigh on risk appetite. Surging global energy prices along with higher interest rates will also add angst to the investing environment.  Earnings for the current quarter will be the next key test for the broader equity market.  While labor, pricing pressure, and supply constraints will likely be key themes again for investors, we do not believe they will offset constructive demand and growth trends, particularly if vaccine rollouts worldwide continue in earnest and some countries, such as China, abandon their zero-tolerance policy on COVID, helping to open up supply chain logjams.  Given our expectations for continued uncertainty, we believe it is important to maintain a balanced portfolio of growth stocks with a strong focus on company fundamentals, quality factors and sustainable valuations.

Thank you for your continued confidence and trust in managing your assets.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Fund, including investment objectives, risks and expenses.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of September 30, 2021, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership according to the Frank Russell Company. Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency. Each Lipper average represents a universe of funds with similar investment objectives. The Russell 2000® Growth Index is an unmanaged index representing those Russell 2000® Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company. One cannot invest directly in an index. The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. Cash flow is the net amount of cash being transferred into and out of a business. Return on equity (ROE) is a measure of financial performance calculated by dividing net income by shareholders’ equity. Alpha is a measure of the active return on an investment, the performance of that investment compared with a suitable market index.

Mutual fund investing involves risk, principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large capitalization companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater in emerging markets. Growth-oriented funds may underperform when value investing is in favor.

Quasar Distributors, LLC, Distributor

TCM SMALL CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2000® GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended September 30, 2021:

	One	Three	Five	Ten	Since Inception
	Year	Year	Year	Year	(10/1/2004)
TCM Small Cap Growth Fund	42.36%	14.58%	19.78%	18.42%	12.27%
Russell 2000® Growth Index	33.27%	11.70%	15.34%	15.74%	10.59%
Lipper Small Cap Growth Average	37.87%	15.14%	17.85%	16.15%	11.11%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2004, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 536-3230.

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at September 30, 2021 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$502 million
Total Operating Expenses(1)	0.95%

(1)
Tygh Capital Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or pay the Fund’s expenses (excluding interest expense in connection with investment activities, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses to 0.95% of average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least January 31, 2022 and may continue for an indefinite period thereafter as determined by the Board of Trustees (the “Board”). The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement. The Expense Cap may be terminated at any time by the Board upon 60 days’ notice to the Advisor, or by the Advisor with the consent of the Board. The total operating expenses represents what investors have paid as of the prospectus dated January 28, 2021. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Top Ten Holdings (% of net assets)
ICON PLC	3.0%	Rapid7, Inc.	2.0%
Western Alliance Bancorp	2.6%	Skyline Champion Corp.	2.0%
ASGN, Inc.	2.6%	Cavco Industries, Inc.	1.9%
WillScot Mobile Mini Holdings Corp. - Class A	2.5%	Clean Harbors, Inc.	1.8%
Onto Innovation, Inc.	2.1%	Chart Industries, Inc.	1.7%

Sector Allocation (% of net assets)

(2)	Cash equivalents and other assets in excess of liabilities.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2021

Shares		Value
COMMON STOCKS - 95.5%

Aerospace & Defense - 2.9%
150,974	Byrna Technologies,
	Inc.(1)	$3,300,291
220,509	Kratos Defense &
	Security Solutions,
	Inc.(1)	4,919,556
149,256	Spirit AeroSystems
	Holdings, Inc. - Class A	6,595,623
		14,815,470

Auto Components - 0.7%
48,190	Gentherm, Inc.(1)	3,900,017

Banks - 2.6%
121,204	Western Alliance
	Bancorp	13,189,419

Biotechnology - 7.6%
64,725	Alkermes PLC(1)	1,996,119
24,778	Apellis
	Pharmaceuticals, Inc.(1)	816,683
41,376	Arrowhead
	Pharmaceuticals, Inc.(1)	2,583,104
15,113	Beam Therapeutics, Inc.(1)	1,314,982
18,738	Biohaven Pharmaceutical
	Holding Co. Ltd.(1)	2,602,895
23,360	Blueprint Medicines
	Corp.(1)	2,401,642
28,280	Bridgebio Pharma, Inc.(1)	1,325,484
20,235	CareDx, Inc.(1)	1,282,292
35,790	Denali Therapeutics,
	Inc.(1)	1,805,605
102,558	DermTech, Inc.(1)	3,293,137
32,125	Fate Therapeutics, Inc.(1)	1,904,049
54,769	Halozyme
	Therapeutics, Inc.(1)	2,228,003
20,848	Intellia Therapeutics,
	Inc.(1)	2,796,759
64,890	Natera, Inc.(1)	7,231,342
30,437	PTC Therapeutics, Inc.(1)	1,132,561
51,555	TG Therapeutics, Inc.(1)	1,715,750
18,422	Twist Bioscience Corp.(1)	1,970,601
		38,401,008

Building Products - 0.9%
42,499	Trex Co., Inc.(1)	4,331,923

Capital Markets - 1.6%
149,173	Focus Financial
	Partners, Inc. -
	Class A(1)	7,812,190

Chemicals - 2.4%
234,988	Element Solutions, Inc.	5,094,540
82,266	Innospec, Inc.	6,928,442
		12,022,982

Commercial Services & Supplies - 3.4%
106,706	Casella Waste Systems,
	Inc. - Class A(1)	8,103,254
86,875	Clean Harbors, Inc.(1)	9,023,706
		17,126,960

Communications Equipment - 1.4%
452,254	Viavi Solutions, Inc.(1)	7,118,478

Construction & Engineering - 4.7%
46,963	Quanta Services, Inc.	5,345,329
241,469	Sterling Construction
	Co., Inc.(1)	5,474,102
394,091	WillScot Mobile
	Mini Holdings
	Corp. - Class A(1)	12,500,566
		23,319,997

Diversified Telecommunication - 1.1%
283,874	Ooma, Inc.(1)	5,282,895

Electronic Equipment, Instruments
& Components - 2.5%
59,524	Fabrinet(1)	6,101,805
23,564	Littelfuse, Inc.	6,439,335
		12,541,140

Energy Equipment & Services - 1.5%
163,314	Aspen Aerogels, Inc.(1)	7,514,077

Health Care Equipment
& Supplies - 1.5%
47,384	Establishment Labs
	Holdings, Inc.(1)	3,391,747
81,976	LeMaitre Vascular, Inc.	4,352,106
		7,743,853

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2021 (Continued)

Shares		Value
COMMON STOCKS - 95.5% (Continued)

Health Care Providers & Services - 5.1%
94,463	HealthEquity, Inc.(1)	$6,117,424
23,576	LHC Group, Inc.(1)	3,699,310
27,795	ModivCare, Inc.(1)	5,048,128
177,871	The Pennant
	Group, Inc.(1)	4,996,396
102,145	Progyny, Inc.(1)	5,720,120
		25,581,378

Hotels, Restaurants & Leisure - 3.7%
97,163	Bally’s Corp.(1)	4,871,753
106,597	Planet Fitness, Inc. -
	Class A(1)	8,373,194
55,444	Texas Roadhouse, Inc.	5,063,701
		18,308,648

Household Durables - 3.9%
40,879	Cavco Industries, Inc.(1)	9,677,694
165,942	Skyline Champion
	Corp.(1)	9,966,477
		19,644,171

Insurance - 2.5%
72,290	HCI Group, Inc.	8,007,563
27,291	Kinsale Capital
	Group, Inc.	4,412,955
		12,420,518

Internet & Direct Marketing Retail - 2.2%
316,405	Liquidity Services, Inc.(1)	6,837,512
66,148	Revolve Group,
	Inc. - Class A(1)	4,085,962
		10,923,474

IT Services - 4.9%
56,339	ExlService
	Holdings, Inc.(1)	6,936,458
139,076	Genpact Ltd.	6,607,501
57,883	Maximus, Inc.	4,815,865
77,964	WNS Holdings
	Ltd. - ADR(1)	6,377,455
		24,737,279

Life Sciences Tools & Services - 5.8%
9,734	Bio-Techne Corp.	4,716,804
10,741	Charles River
	Laboratories
	International, Inc.(1)	4,432,488
57,537	ICON PLC(1)	15,075,845
104,915	NeoGenomics, Inc.(1)	5,061,100
		29,286,237

Machinery - 4.6%
44,503	Chart Industries, Inc.(1)	8,504,968
154,091	Columbus McKinnon
	Corp.	7,450,300
180,471	The Shyft Group, Inc.	6,859,703
		22,814,971

Media - 0.5%
27,137	Cardlytics, Inc.(1)	2,277,880

Metals & Mining - 1.0%
44,637	Kaiser Aluminum Corp.	4,863,648

Pharmaceuticals - 1.1%
101,696	Pacira BioSciences,
	Inc.(1)	5,694,976

Professional Services - 3.6%
115,204	ASGN, Inc.(1)	13,034,180
19,817	CACI International,
	Inc. - Class A(1)	5,194,036
		18,228,216

Road & Rail - 1.4%
68,688	TFI International, Inc.	7,018,540

Semiconductors & Semiconductor
Equipment - 11.0%
110,656	Cohu, Inc.(1)	3,534,353
71,549	Diodes, Inc.(1)	6,481,624
298,844	indie Semiconductor,
	Inc. - Class A(1)	3,678,770
117,769	Kulicke & Soffa
	Industries, Inc.	6,863,577
75,885	Lattice
	Semiconductor Corp.(1)	4,905,965
29,018	MKS Instruments, Inc.	4,379,106
147,476	Onto Innovation, Inc.(1)	10,655,141

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2021 (Continued)

Shares		Value
COMMON STOCKS - 95.5% (Continued)

Semiconductors & Semiconductor
Equipment - 11.0% (Continued)
36,967	SiTime Corp.(1)	$7,547,552
235,553	Tower
	Semiconductor Ltd.(1)	7,043,035
		55,089,123

Software - 7.0%
66,701	Blackline, Inc.(1)	7,874,720
95,126	CommVault
	Systems, Inc.(1)	7,163,939
19,580	CyberArk
	Software Ltd.(1)	3,090,116
58,100	nCino, Inc.(1)	4,126,843
89,248	Rapid7, Inc.(1)	10,086,809
105,012	Telos Corp.(1)	2,984,441
		35,326,868

Textiles, Apparel & Luxury Goods - 2.4%
168,014	Canada Goose
	Holdings, Inc.(1)	5,993,060
60,899	Columbia
	Sportswear Co.	5,836,560
		11,829,620

TOTAL COMMON STOCKS
(Cost $333,772,303)		479,165,956

EXCHANGE-TRADED FUNDS: 1.5%
59,576	SPDR S&P Biotech ETF	7,489,299

TOTAL EXCHANGE-TRADED FUNDS
(Cost $4,903,216)		7,489,299

SHORT-TERM INVESTMENTS - 2.6%

Money Market Funds - 2.6%
12,883,258	First American Treasury
	Obligations Fund -
	Class X, 0.026%(2)	12,883,258

TOTAL SHORT-TERM INVESTMENTS
(Cost $12,883,258)		12,883,258

TOTAL INVESTMENTS
IN SECURITIES - 99.6%
(Cost $351,558,777)		499,538,513
Assets in Excess
of Other Liabilities - 0.4%		2,226,807
TOTAL NET ASSETS - 100.0%		$501,765,320

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Annualized seven-day effective yield as of September 30, 2021.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2021

ASSETS
Investments in securities, at value (cost $351,558,777) (Note 2)	$499,538,513
Receivables:
Investment securities sold	2,664,186
Fund shares sold	1,423,799
Dividends and interest	34,675
Prepaid expenses	20,507
Total assets	503,681,680

LIABILITIES
Payables:
Fund shares redeemed	950,359
Investment securities purchased	508,088
Investment advisory fees	342,616
Administration fees	50,414
Fund accounting fees	16,547
Audit fees	27,000
Custody fees	5,362
Trustee fees	5,292
Transfer agent fees	6,908
Chief Compliance Officer fees	2,500
Other accrued expenses	1,274
Total liabilities	1,916,360
NET ASSETS	$501,765,320
Net Asset Value (unlimited shares authorized):
Net assets	$501,765,320
Shares of beneficial interest issued and outstanding	10,109,953
Net asset value, offering and redemption price per share	$49.63

COMPONENTS OF NET ASSETS
Paid-in capital	$274,873,131
Total distributable (accumulated) earnings (losses)	226,892,189
Net assets	$501,765,320

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2021

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding tax and
issuance fees of $19,851)	$1,163,389
Interest	3,155
Total investment income	1,166,544

EXPENSES
Investment advisory fees	3,766,252
Administration fees	304,354
Fund accounting fees	97,566
Custody fees	36,560
Transfer agent fees	28,373
Audit fees	27,000
Trustees fees	26,901
Registration fees	25,893
Miscellaneous expenses	20,008
Chief Compliance Officer fees	14,500
Legal fees	9,523
Reports to shareholders	5,234
Insurance expenses	4,652
Interest expenses	1,084
Total expenses	4,367,900
Net investment income (loss)	(3,201,356)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	100,740,789
Change in net unrealized appreciation/depreciation on investments	55,079,334
Net realized and unrealized gain (loss) on investments	155,820,123
Net increase (decrease) in net assets
resulting from operations	$152,618,767

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(3,201,356)	$(2,185,821)
Net realized gain (loss) on investments	100,740,789	28,893,434 (1)
Change in net unrealized appreciation/
depreciation on investments	55,079,334	11,384,130
Net increase (decrease) in net assets
resulting from operations	152,618,767	38,091,743

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions	(28,271,294)	(6,335,246)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares(2)	8,343,337	(95,777,115)
Total increase (decrease) in net assets	132,690,810	(64,020,618)

NET ASSETS
Beginning of year	369,074,510	433,095,128
End of year	$501,765,320	$369,074,510

(1)	Includes net realized gain on redemption-in-kind transactions of $6,288,583. See Note 7.
(2)	Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2021		September 30, 2020
	Shares	Value	Shares	Value

Shares sold	1,818,953	$84,906,869	2,368,259	$74,380,976

Shares issued in
reinvestment of
distributions	654,991	27,824,008	175,111	6,261,981
Shares redeemed(3)	(2,269,306)	(104,387,540)	(5,241,475)	(176,420,072)
Net increase (decrease)	204,638	$8,343,337	(2,698,105)	$(95,777,115)

(3)	During the year ended September 30, 2020, shares redeemed included redemption-in-kind transactions of 2,265,654 shares valued at $73,950,835. See Note 7.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value,
beginning of year	$37.26	$34.36	$40.76	$37.62	$28.94

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(1)	(0.32)	(0.17)	(0.12)	(0.20)	(0.21)
Net realized and unrealized
gain (loss) on investments	15.61	3.58	(2.17)	8.74	8.89
Total from
investment operations	15.29	3.41	(2.29)	8.54	8.68

LESS DISTRIBUTIONS
From net realized gain	(2.92)	(0.51)	(4.11)	(5.40)	—
Total distributions	(2.92)	(0.51)	(4.11)	(5.40)	—
Net asset value, end of year	$49.63	$37.26	34.36	$40.76	$37.62
Total return	42.36%	9.99%	(3.92)%	26.09%	29.99%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (millions)	$501.8	$369.1	$433.1	$453.3	$370.8
Portfolio turnover rate	84%	111%	121%	126%	139%
Ratio of expenses to
average net assets	0.93%	0.94%	0.93%	0.93%	0.95%
Ratio of net investment gain
(loss) to average net assets	(0.68%)	(0.53)%	(0.37)%	(0.55)%	(0.62)%

(1)	Calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2021

NOTE 1 – ORGANIZATION

The Fund is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on October 1, 2004.

The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges, are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2021 (Continued)

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2021. See the Schedule of Investments for industry breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$479,165,956	$—	$—	$479,165,956
Exchange-Traded Funds	7,489,299	—	—	7,489,299
Short-Term Investments	12,883,258	—	—	12,883,258
Total Investments
in Securities	$499,538,513	$—	$—	$499,538,513

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2021 (Continued)

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of September 30, 2021, the Fund had no late year losses and no post October losses. As of September 30, 2021, there were no capital loss carryovers for the Fund.

As of September 30, 2021, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income and capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends are provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2021 (Continued)

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price is equal to the Fund’s NAV per share.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

I.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to prior year equalization and net operating loss. For the year ended September 30, 2021, the following adjustments were made:

Distributable
(Accumulated)	Paid-In
Earnings (Losses)	Capital
$(8,346,225)	$8,346,225

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities is primarily due to the tax deferral of losses on wash sales adjustments.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2021 (Continued)

J.
Recently Issued Accounting Pronouncements. In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which are expected to be effective on or about January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or ‘fund-of-funds arrangements.’ These regulatory changes may limit a fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. The Fund is currently assessing the potential impact of the new rule on the Fund’s financial statements.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rule by September 8, 2022. The Fund is currently assessing the potential impact of the new rules on the Funds’ financial statements.

K.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On November 22, 2021, the Fund filed a supplement stating that Tygh Capital (“Tygh”), the investment adviser to the TCM Small Cap Growth Fund, has entered into an asset purchase agreement (the “Acquisition”) with Voya Investment Management (“VIM”) under which VIM will acquire Tygh’s investment advisory business. As a result of the transaction agreement, the Board approved the Agreement and Plan of Reorganization (the “Reorganization”), Interim Advisory Agreement with Voya Investment Management Co. LLC (“Voya IM”), as well as the Proxy Statement to reorganize the TCM Small Cap Growth Fund out of PMP into the Voya Equity Trust (administered by Voya IM). The Interim Advisory Agreement will enable the existing Tygh investment team to continue managing the Fund as part of Voya IM following the close of the Acquisition and before the closing of the Reorganization. The Interim Advisory Agreement will become effective upon VIM’s acquisition of TCM and will remain in place for 150 days or until the closing of the Reorganization, whichever is sooner.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2021 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. The amount of investment advisory fees incurred by the Fund for the year ended September 30, 2021 is disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 0.95% of the Fund’s average daily net assets. The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Advisor. Any fees waived and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third year following the period to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such period does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board review and approval. Amounts due from the Advisor are paid monthly to the Fund, if applicable. For the year ended September 30, 2021, the Advisor did not waive any fees or reimburse expenses.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The Officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the year ended September 30, 2021 are disclosed in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund.

U.S. Bank N.A. is an affiliate of Fund Services.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2021 (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2021, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, were $378,567,066 and $408,437,624, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2021.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2021 and the year ended September 30, 2020, were as follows:

Distributions paid from:	September 30, 2021	September 30, 2020
Ordinary income	$2,551,820	$—
Long-term capital gain	25,719,474	6,335,246

As of September 30, 2021, the components of distributable (accumulated) earnings (losses) on a tax basis were as follows:

Cost of investments(1)	$353,720,937
Gross tax unrealized appreciation	161,601,571
Gross tax unrealized depreciation	(15,783,995)
Net tax unrealized appreciation (depreciation)	145,817,576
Undistributed ordinary income (loss)	16,671,399
Undistributed long-term capital gain (loss)	64,403,214
Total distributable earnings	81,074,613
Other accumulated gain (loss)	—
Total distributable (accumulated) earnings (loss)	$226,892,189

(1)	The difference between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Loan activity for the year ended September 30, 2021, was as follows:

Maximum available credit	$20,000,000
Largest amount outstanding on an individual day	9,508,000
Average balance when in use	5,987,000
Credit facility outstanding as of September 30, 2021	—
Average interest rate when in use	3.25%

Interest expense for the year ended September 30, 2021, is disclosed in the Statement of Operations, if applicable.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2021 (Continued)

NOTE 7 – REDEMPTION-IN-KIND TRANSACTIONS

On June 26, 2020, one shareholder redeemed a total of $73,950,835 from the Fund as a redemption-in-kind transaction. In this transaction, the Fund distributed a proportionate amount of securities in the Fund’s portfolio to the shareholder. Remaining shareholders in the Fund did not recognize any additional capital gains from the transactions.

NOTE 8 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries, and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

TCM SMALL CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TCM Small Cap Growth Fund and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of TCM Small Cap Growth Fund (the “Fund”), a series of Professionally Managed Portfolios, including the schedule of investments, as of September 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 29, 2021

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2021 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/21 – 9/30/21).

Actual Expenses

The “Actual” line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying fund may vary. These expenses are not included in the example. The example includes, but is not limited to, investment advisory fees, fund accounting, fund administration, custody and transfer agent fees. However, the example does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2021 (Unaudited) (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/21	9/30/21	4/1/21 – 9/30/21(1)
Actual	$1,000.00	$1,051.90	$4.78
Hypothetical (5% return
before expenses)	1,000.00	1,020.41	$4.71

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.93% multiplied by the average account value over the period multiplied by 183/365 (to reflect one-half year period).

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 17-18, 2021, the Board (which is comprised of six persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Tygh Capital Management, Inc. (the “Advisor”) for the TCM Small Cap Growth Fund (the “Fund”).  At this meeting and at a prior meeting held on June 17, 2021, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. The Board also considered that there is expected to be a change in control in the Advisor within the next two years and that both the Board and shareholders have approved a new investment advisory agreement (the material terms of which are identical to the current investment advisory agreement) which will go into effect upon that change in control.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  In this regard, the Board also considered the additions made to the portfolio management team in recent years and the Advisor’s continuing efforts to enhance that team to provide for appropriate long-term succession planning.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, business continuity plan, and risk management process. Additionally, the Board considered how the Advisor’s business continuity plan has operated during the COVID-19 pandemic.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor by video conference to discuss fund performance and investment outlook, as well as, various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Fund’s historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks and the Advisor’s similarly managed accounts, all for periods ended March 31, 2021. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing the Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategy of the Fund, as well as its level of risk tolerance, may differ significantly from funds in its peer universe. When reviewing the Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks, as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks.  In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund underperformed its Morningstar peer group median for the one-year and three-year periods and outperformed its peer group median for the five-year period. The Board also considered the performance of the TCM Small Cap Growth Fund against its broad-based securities market benchmark, noting it underperformed for the one-year period and outperformed for the three-year and five-year periods. The Board also considered the Fund’s underperformance compared to the Advisor’s small cap composite for the one-year, three-year, and five-year periods and the reasons given by the Advisor for such differences.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95% for the Fund (the “Expense Cap”), but was currently operating below this level.  The Board noted that the Fund’s advisory fee was slightly below the median and slightly higher than the average of the peer group. The Board also noted that the Fund’s net expense ratio was lower than those of its peer group median and average. The Board noted that the fees charged to other similarly managed account clients were higher than, equal or lower than the fees charged to the Fund depending on the level of assets. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board also noted the Fund’s annual expense ratio is currently operating slightly under the Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional material benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate financial resources to support the services it provides to the Fund.

 No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the Fund’s advisory fee, was fair and reasonable.  The Board therefore determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

TCM SMALL CAP GROWTH FUND

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Advisor to serve as the administrator of the program. Personnel of the Advisor conduct the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Advisor’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office(2)		in Fund	Directorships
	Position	and Length	Principal	Complex(3)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years

Independent Trustees of the Trust

Kathleen T. Barr	Trustee	Indefinite	Former owner of a	1	Independent
(born 1955)		Term;	registered investment		Director,
c/o U.S. Bank Global		Since	adviser, Productive		Muzinich
Fund Services		November	Capital Management,		BDC, Inc.
2020 E. Financial Way		2018.	Inc.; formerly, Chief		(2019 to
Suite 100			Administrative Officer,		present);
Glendora, CA 91741			Senior Vice President		Independent
			and Senior Managing		Trustee for the
			Director of Allegiant		William Blair
			Asset Management		Funds (2013
			Company (merged with		to present)
			PNC Capital Advisors,		(21 series);
			LLC in 2009); formerly,		Independent
			Chief Administrative		Trustee for the
			Officer, Chief Compliance		AmericaFirst
			Officer and Senior Vice		Quantitative
			President of PNC Funds		Funds (2012
			and PNC Advantage Funds		to 2016).
(f/k/a Allegiant Funds)
(registered investment
companies).

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office(2)		in Fund	Directorships
	Position	and Length	Principal	Complex(3)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	Trustee,
(born 1939)		Term;	formerly, Chief Executive		The Dana
c/o U.S. Bank Global		Since	Officer, Rockefeller		Foundation.
Fund Services		May	Trust Co., (prior thereto
2020 E. Financial Way		1991.	Senior Vice President),
Suite 100			and Managing Director,
Glendora, CA 91741			Rockefeller & Co.
(Investment Manager
and Financial Adviser);
formerly, Senior Vice
President, Norton
Simon, Inc. (international
consumer products
conglomerate).

Eric W. Falkeis	Trustee	Indefinite	Chief Executive Officer,	1	Independent
(born 1973)		Term;	Tidal ETF Services LLC		Director,
c/o U.S. Bank Global		Since	(2018 to present); formerly,		Muzinich
Fund Services		September	Chief Operating Officer,		BDC, Inc.
2020 E. Financial Way		2011.	Direxion Funds (2013 to		(2019 to
Suite 100	Chairperson	Indefinite	2018); formerly, Senior		present);
Glendora, CA 91741		Term;	Vice President and Chief		Interested
		Since	Financial Officer (and		Trustee and
		August	other positions), U.S.		Chairperson,
		2019.	Bancorp Fund Services,		Tidal ETF
			LLC (1997 to 2013).		Trust (2018
to present)
(27 series);
Former
Interested
Trustee,
Direxion
Funds
(22 series),
Direxion
Shares ETF
Trust
(112 series)
and Direxion
Insurance
Trust (2013
to 2018).

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office(2)		in Fund	Directorships
	Position	and Length	Principal	Complex(3)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years

Carl A. Froebel	Trustee	Indefinite	Formerly, President	1	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bank Global		Since	Investor Data Services,
Fund Services		May	Inc. (investment related
2020 E. Financial Way		1991.	computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly,	1	Independent
(born 1950)		Term;	Executive Vice		Director,
c/o U.S. Bank Global		Since	President, Investment		Muzinich
Fund Services		May	Company Administration,		BDC, Inc.
2020 E. Financial Way		1991.	LLC (mutual fund		(2019 to
Suite 100			administrator).		present);
Glendora, CA 91741					Independent
Trustee, AMG
Funds (1993
to present)
(49 series);
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP.

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office(2)		in Fund	Directorships
	Position	and Length	Principal	Complex(3)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years

Ashi S. Parikh	Trustee	Indefinite	Investment professional;	1	Board of
(born 1966)		Term;	formerly, Chief		Directors
c/o U.S. Bank Global		Since	Executive and Chief		Member,
Fund Services		June	Investment Officer and		Investment
2020 E. Financial Way		2020.	various other positions,		Working
Suite 100			RidgeWorth Investments,		Group, The
Glendora, CA 91741			LLC (global investment		Ohio State
			management firm)		University
			(2006 to 2017); formerly,		Endowments
			Chief Investment Officer		and
			Institutional Growth		Foundation
			Equities, Eagle Asset		(2016 to
			Management (financial		present);
			advisor); formerly Sr.		Board of
			Managing Director,		Directors,
			Growth Equities, Banc		World
			One Investment Advisors		Methodist
			(financial advisor).		Council,
Investment
Committee
(2018 to
present).
Independent
Trustee, PNC
Funds (2018
to 2019)
(32 series);
Interested
Trustee,
RidgeWorth
Funds (2014
to 2017)
(35 series).

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office(2)		in Fund	Directorships
	Position	and Length	Principal	Complex(3)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years

Officers of the Trust

Jason F. Hadler	President	Indefinite	Senior Vice President	Not	Not
(born 1975)	&Principal	Term;	and Head of Fund	Applicable.	Applicable.
c/o U.S. Bank Global	Executive	Since	Services Fund
Fund Services	Officer	September	Administration
615 East Michigan St.		2021.	Department, U.S.
Milwaukee, WI 53202			Bank Global Fund
Services since
December 2003.

Carl G. Gee, Esq.	Secretary	Indefinite	Assistant Vice	Not	Not
(born 1990)	&	Term;	President, U.S. Bank	Applicable.	Applicable.
c/o U.S. Bank Global	Vice	Since	Global Fund Services
Fund Services	President	February	since August 2016;
615 East Michigan St.		2021.	Summer Associate,
Milwaukee, WI 53202			Husch Blackwell LLP
(2015); Law Clerk,
Brady Corporation
(global printing systems,
labels and safety
products company)
(2014-2015).

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bank Global	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Fund Services
Fund Services		March	since June 2006.
615 East Michigan St.		2017.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2016.	June 2005.
Milwaukee, WI 53202

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office(2)		in Fund	Directorships
	Position	and Length	Principal	Complex(3)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2016.	November 2007.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bank Global Fund
Fund Services		August	Services since
615 East Michigan St.		2017.	October 2006.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice President	Not	Not
(born 1966)	Compliance	Term;	and Compliance	Applicable.	Applicable.
c/o U.S. Bank Global	Officer,	Since	Officer, U.S. Bank
Fund Services	Anti-Money	July 2011.	Global Fund Services
615 East Michigan St.	Laundering		since August 2004.
Milwaukee, WI 53202	Officer &
Vice
President

(1)	All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78 (or, in the case of a Trustee who was over the age of 78 at the time the retirement policy was adopted in 2019, December 31, 2021).

(3)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

TCM SMALL CAP GROWTH FUND

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the year ended September 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income for the year ended September 30, 2021 was 5.70%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2021 was 5.20%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the year ended September 30, 2021 was 100.00%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 or by accessing the Fund’s website at www.tyghcap.com/mutual-fund. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-months ending June 30 is available without charge, upon request, by calling (800) 536-3230 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund’s quarterly holdings for the most recent fiscal year can be obtained by accessing the Fund’s website at www.tyghcap.com/mutual-fund. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT may also be obtained by calling (800) 536-3230.

TCM SMALL CAP GROWTH FUND

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Fund, if applicable. In an effort to decrease costs, the Fund intend to reduce the number of duplicate prospectuses, proxy statements, and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Please call the Transfer Agent toll free at (800) 536-3230 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.tyghcap.com/mutual-fund.

TCM SMALL CAP GROWTH FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic, and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon 97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worchester, LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
(800) 536-3230

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis, Steven J. Paggioli, and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

       TCM Small Cap Growth Fund
	FYE 9/30/2021	FYE 9/30/2020
Audit Fees	$24,300	$23,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

          TCM Small Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

TCM Small Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed and annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title) /s/ Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date   December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date   December 3, 2021

By (Signature and Title)* /s/ Aaron J. Perkovich
  Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date   December 3, 2021

* Print the name and title of each signing officer under his or her signature.